Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Zoned Properties, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan McLaren, Chief Executive Officer and President of the Company, and I, Adam Wasserman, Chief Financial Officer of the Company, certify to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2018	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer and President (principal executive officer)

Date: May 10, 2018	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer (principal financial officer)